UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER

REPORT PURSUANT TO SECTION 15G OF

THE SECURITIES EXCHANGE ACT OF 1934

Santander UK plc

(Exact name of securitizer as specified in its charter)

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

___Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period to

Date of Report (Date of earliest event reported)

Commission File Number of securitizer:

Central Index Key Number of securitizer:

Name and telephone number, including area code, of the person to contact in connection with this filing.

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1) [ ]

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i) [ ]

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii) [ ]

X Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor: 0001087711

                                   Holmes Master Issuer PLC
(Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable):

Central Index Key Number of underwriter (if applicable):

Thomas Ranger, +44 20 7756 6303

Name and telephone number, including area code, of the person to contact in connection with this filing

INFORMATION TO BE INCLUDED IN THE REPORT PART 1: REPRESENTATION AND WARRANTY INFORMATION

Item 1.01 Initial Filing of Rule 15Ga-1 Representations and Warranties Disclosure

Not applicable.

Item 1.02 Periodic Filing of Rule 15Ga-1 Representations and Warranties Disclosure

Not applicable.

Item 1.03 Notice of Termination of Duty to File Reports under Rule 15Ga-1

Not applicable.

PART II: FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01 Findings and Conclusions of a Third Party Due Diligence Report Obtained by the Issuer

Santander UK plc, as securitizer and depositor, is furnishing this Form ABS-15G in respect of an issuance of residential mortgage-backed securities by Holmes Master Issuer PLC, as issuing entity under Santander UK plc's residential mortgage-backed securities issuance program, in reliance on Rule 144A and Regulation S under the U.S. Securities Act of 1933, as amended, and a Third Party Due Diligence Report obtained from Deloitte LLP in connection with that issuance.

Item 2.02 Findings and Conclusions of a Third-Party Due Diligence Report Obtained by the Underwriter

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Santander UK plc

(Securitizer and Depositor)

By: /s/ Thomas Ranger

Name: Thomas Ranger

Title: Duly Authorized Attorney

Date: April 18, 2016

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors Holmes Master Issuer plc 2 Triton Square Regent's Place London NW1 3AN (the “Issuer”) Santander UK plc 2 Triton Square Regent's Place London NW1 3AN (the “Originator”)

15 April 2016

PROPOSED ISSUE BY HOLMES MASTER ISSUER PLC OF SERIES 2016-1 OF RESIDENTIAL MORTGAGE BACKED NOTES (the “Issue”) UNDER THE £8.5 BILLION RESIDENTIAL MORTGAGE BACKED NOTE PROGRAMME (the “Programme”)

Dear Sirs/Madams

We have performed the procedures enumerated below, which were agreed to by the Issuer, the Originator, the Arranger and the Dealers. The procedures were performed solely for the purpose of certain agreed upon procedures on certain loans (the “Loan Pool”) related to the issuance of residential mortgage backed floating rate notes by the Issuer. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of those parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This letter (the “Asset Agreed Upon Procedures Letter”) is addressed to the Board of Directors of the Issuer, the Originator, the Arranger and the Dealers.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The management of the Originator provided us with a data file “Holmes_List_2015.xlsx”, with a cut –off date of 31 August 2015 (the “First Pool Run”) containing 85,455 account numbers of each loan in the Loan Pool. We selected a random sample of 458 loans from the First Pool Run using the following sampling approach (the “Sample”).

The management of the Originator then provided us with the data file “HolmesAUPDeloitte.xlsx” as at 31 August 2015 which contained information on each of the original loans and further advances for the loans identified in the Sample (the “Sample Pool”).

We have carried out the agreed upon procedures on the Sample Pool using the following sampling approach.

The Issuer and the Originator shall be solely responsible for providing accurate and complete information requested by Deloitte LLP necessary to perform the Agreed Upon Procedures. Deloitte LLP has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Originator, even if Deloitte LLP had reason to know or should have known of such inaccuracy or incompleteness.

The sampling approach

Sampling is one of the methods that can be used to reach a conclusion about the characteristics of the Loan Pool. It is a process of examining less than the total number of items in a population in order to reach a conclusion about the entire population.

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the agreed upon procedures related to the documentation and authorisation procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.17 under the agreed upon procedures sections below, have been limited to comparing that the selected attribute from the Sample Pool information relating to the Loan Pool agreed to the original loan documentation or copies thereof supplied to us by the Originator. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these agreed upon procedures was the Offer Letter, the Report on Title (“ROT”), the Certificate of Title (“COT”), the completion letter, Official Copy of Register Entries, the valuation report (“Valuation Report”) or subsequent valuer’s letter, the ANMF System, the SLS System, the Perf Dataset System and the SAS System (together, the “Systems”).

Objectives

On the assumption that the information in the First Pool Run and Sample Pool are a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of the Loan Pool contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the Loan Pool and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes set out in the first paragraph of this report.

For the purposes of this Asset Agreed Upon Procedures Letter, the failure of a single attribute is termed an error. 38 errors were found during our agreed upon procedures.

2.	Agreed upon procedures relating to the underlying loan documentation

2.1 Borrower Name

In cases where the surname of the female applicant changed to the surname of the male applicant we were informed by the management of the Originator that such changes are as a result of the changes in the marital status of the applicant. For the avoidance of doubt, we did not check that the changes in the surname of the applicant were due to the change in the marital status of the applicant as no evidence of changes to the marital status were available in the mortgage files.

2.1.1	For each loan in the Sample Pool, we compared whether the borrower’s name substantially agreed with that shown on the Offer Letter relating to each mortgage loan. In the case of a loan that had been transferred to the Systems, we confirmed that the borrower’s name substantially agreed with that shown on the Systems. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the borrower’s name substantially agreed to the Offer Letter or Systems, except for 4 cases.
DT Reference	Description of error
15	Sample Pool= B1:MRS G H; Offer Letter= MR I H
410	Offer Letter not available
419	Offer Letter not available
448	Offer Letter not available

As a result of the procedures performed there is a 99% confidence that not more than 3% of the Loan Pool contains errors.
2.1.2	For each loan in the Sample Pool, we compared whether the borrower’s name substantially agreed with that shown on the ROT or COT or Property Deeds, or the Official Copy of Register Entries relating to each mortgage loan. In the case of a loan that had been transferred to the Systems, we confirmed that the borrower’s name substantially agreed with that shown on the Systems. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the borrower’s name substantially agreed to one of the above documents or Systems, except for 1 case.
DT Reference	Description of error
15	Sample Pool= B1:MRS G H; COT= MR I H

As a result of the procedures performed there is a 99% confidence that not more than 2% of the Loan Pool contains errors.

2.2.	Property Address
In relation to the following tests, substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. Also, where the original plot address and final full postal address differ these differences are expected as a mortgage progresses from application to completion and thus these should not be considered to be errors if the address was not substantially changed. For the avoidance of doubt, if the postcode was missing, incomplete or incorrect, or if the original plot address and final full postal address did not substantially differ, they were not considered to be an error.
2.2.1	For each loan in the Sample Pool, we compared whether the property address substantially agreed with that shown on the Offer Letter relating to each mortgage loan. In the case of a loan that had been transferred to the Systems, we confirmed that the property address substantially agreed with that shown on the Systems. We found that the property address substantially agreed with the Offer Letter or Systems, except for 6 cases.
DT Reference	Description of error
43	Sample Pool= Garden Flat 65; Offer Letter=Garden Flat 67
49	Sample Pool= 31 MANOR CRESCENT; Offer Letter=14 Hollow Lane
403	Sample Pool= 1 Chapel Street; Offer Letter= 1 Church Street
410	Offer Letter not available
419	Offer Letter not available
448	Offer Letter not available

As a result of the procedures performed there is a 99% confidence that not more than 4% of the Loan Pool contains errors.
2.2.2	For each loan in the Sample Pool, we compared whether the property address substantially agreed with that shown on the Valuation Report relating to each mortgage loan. In the case of a loan that had been transferred to the Systems, we confirmed that the property address substantially agreed with that shown on the Systems. We found that the property address substantially agreed with the Valuation Report or Systems, except for 3 cases.
DT Reference	Description of error
43	Sample Pool= Garden Flat 65; Valuation Report=Garden Flat 67
412	Valuation Report not available
423	Valuation Report not available

As a result of the procedures performed there is a 99% confidence that not more than 3% of the Loan Pool contains errors.
2.2.3	For each loan in the Sample Pool, we compared whether the property address substantially agreed with that shown on the ROT or COT or Official Copy of Register Entries relating to each mortgage loan. In the case of a loan that had been transferred to the Systems, we confirmed that the property address substantially agreed with that shown on the Systems. We found that the property address substantially agreed with the one of the above documents or Systems, except for 1 case.
DT Reference	Description of error
43	Sample Pool= Garden Flat 65; COT=Garden Flat 67

As a result of the procedures performed there is a 99% confidence that not more than 2% of the Loan Pool contains errors.
2.3.	Property Tenure

For each loan in the Sample Pool, we compared whether the tenure of the property agreed with that shown on the Valuation Report or Official Copy of Register Entries. In the case of a loan that had been transferred to the Systems, we confirmed that the property tenure agreed with that shown on the Systems. We found that the property tenure agreed with one of the above documents or Systems, except for 3 cases.

DT Reference	Description of error
134	Sample Pool= Leasehold; Source Documents=Freehold
189	Sample Pool= Leasehold; Source Documents=Freehold
215	Sample Pool= Leasehold; Source Documents=Freehold

As a result of the procedures performed there is a 99% confidence that not more than 3% of the Loan Pool contains errors.
2.4.	Amount Advanced

For each loan in the Sample Pool, we compared whether the net amount advanced agreed to within ± £750 with the net amount advanced shown on the Offer Letter (or further loan offer documentation, if appropriate). In the case of a loan that had been transferred to the Systems, we confirmed that the net amount advanced agreed with that shown on the Systems. We found that the net amount advanced agreed to within ± £750 with the Offer Letter or Systems, except for 3 cases.

DT Reference	Description of error
410	Offer Letter not available
419	Offer Letter not available
448	Offer Letter not available

As a result of the procedures performed there is a 99% confidence that not more than 3% of the Loan Pool contains errors.
2.5.	Current Balance
For each loan in the Sample Pool, we compared whether the current balance (defined as the interest charging balance, or the latest further advance balance plus any subsequent transactions as at 31 August 2015) agreed to within +/- £250 of the current balance shown on the Systems. We found that the current balance agreed to within +/- £250 of the current balance shown on the Systems as at 31 August 2015, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the Loan Pool contains errors.
2.6.	Completion Date
For each loan in the Sample Pool, we compared whether the completion date agreed to within +/- 7 days with the completion date shown on the ROT or COT or Official Copy of Register Entries or completion letter. In the case of a loan that had been transferred to the Systems, we confirmed that the completion date agreed with that shown on the Systems. We found that the completion date agreed to within +/- 7 days with one of the above documents or Systems, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the Loan Pool contains errors.
2.7.	Maturity Date
For each loan in the Sample Pool, we compared whether the maturity date agreed to within +/- 7 days with the maturity date shown on the Systems. We found that the maturity date agreed to within +/- 7 days with the maturity date shown on the Systems, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the Loan Pool contains errors.
2.8.	Valuation Amount

For each loan in the Sample Pool, we compared whether the valuation amount agreed with either the ‘Valuation in Present Condition’, or the ‘Valuation Following Completion of Works’ if it is shown on the Valuation Report or subsequent valuer’s letter confirming the valuation in the file(s) relating to each mortgage loan. In the case of a loan that had been transferred to the Systems or where an indexed valuation had been used, we confirmed that the valuation amount agreed with the valuation amount shown on the Systems. We found that the valuation amount agreed with the above, except for 6 cases.

DT Reference	Description of error
2	Missing updated Valuation Report showing a valuation amount of 135,000
389	Missing updated Valuation Report showing a valuation amount of 130,000
412	Valuation Report not available
416	Sample Pool=595,000; Valuation Report=610,000
423	Valuation Report not available
445	Missing updated Valuation Report showing a valuation amount of 183,037

As a result of the procedures performed there is a 99% confidence that not more than 4% of the Loan Pool contains errors.

2.9. Valuation Date

For each loan in the Sample Pool, we compared whether the valuation date agreed to within +/- 30 days with the valuation date shown on the Valuation Report or subsequent valuer’s letter relating to each mortgage loan. In the case of a loan that had been transferred to the Systems, or where an indexed valuation had been used, we confirmed that the valuation date agreed with the valuation date shown on the Systems. We found that the valuation date agreed to within +/- 30 days with the above, except for 5 cases.

DT Reference	Description of error
2	Missing updated Valuation Report showing a valuation date of 24/07/2002
389	Missing updated Valuation Report showing a valuation date of 01/04/2004
412	Valuation Report not available
423	Valuation Report not available
445	Missing updated Valuation Report showing a valuation date of 29/07/2004

As a result of the procedures performed there is a 99% confidence that not more than 3% of the Loan Pool contains errors.
2.10.	Document Signatories
2.10.1	For each loan in the Sample Pool, we compared whether the Valuation Report has been signed. In the case of a loan that had been transferred to the Systems, we did not perform this procedure. We found the Valuation Report to be signed, except for 2 cases..
DT Reference	Description of error
412	Valuation Report not available
423	Valuation Report not available

As a result of the procedures performed there is a 99% confidence that not more than 2% of the Loan Pool contains errors.
2.10.2	For each loan in the Sample Pool, we compared whether the ROT or COT has been signed. In the case of a loan where Official Copy of Register Entries is present in place of a ROT or COT, we did not perform this procedure. In the case of a loan that had been transferred to the Systems, we did not perform this procedure. We found one of the above documents to be signed, except for 3 cases.
DT Reference	Description of error
34	COT not signed
303	COT not signed
435	COT not signed

As a result of the procedures performed there is a 99% confidence that not more than 3% of the Loan Pool contains errors.
2.11.	Repayment Type
For each loan in the Sample Pool, we compared whether the repayment type agreed with the repayment type shown on the Systems. In the case of ‘part & part’ loans, we verified that at least 2 sub-accounts of the loan showed different repayment methods. We found that the repayment type agreed with the Systems, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the Loan Pool contains errors.
2.12.	Product Type
For each loan in the Sample Pool, we compared whether the product type agreed with the product type shown on the Systems. We found that the product type agreed with the Systems, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the Loan Pool contains errors.
2.13.	Valuation Type
For each loan in the Sample Pool, we compared whether the valuation type agreed with the valuation type shown on the Systems. We found that the valuation type agreed with the Systems, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the Loan Pool contains errors.

2.14.	Arrears balance

For each loan in the Sample Pool, we compared whether the arrears balance amount agreed to the arrears balance amount shown on the Systems as at 31 August 2015. We found that the arrears balance amount agreed to the arrears balance amount shown on the Systems as at 31 August 2015, with no exception..

As a result of the procedures performed there is a 99% confidence that not more than 1% of the Loan Pool contains errors.

2.15.	Loan Ownership
For each loan in the Sample Pool, we compared whether the loan ownership agreed with the loan ownership shown on the Systems. We found that the loan ownership agreed with the Systems, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the Loan Pool contains errors.

2.16	Monthly payment amount

For each loan in the Sample Pool, we compared whether hat the monthly payment amount agreed to within +/- £0.01 with that shown on the Systems as at 31 August 2015. We found that the monthly payment amount agreed to within +/- £0.01 with that shown on the Systems as at 31 August 2015, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the Loan Pool contains errors.

2.17	Credit Score

For each loan in the Sample Pool, we compared whether a credit score was present as shown on the Sample Pool or external credit assessment had been obtained. We found that a credit score or external credit assessment had been obtained, except for 1 case.

DT Reference	Description of error
34	Credit Score on Sample Pool=ND

As a result of the procedures performed there is a 99% confidence that not more than 2% of the Loan Pool contains errors.

3.	Scope of our Asset Agreed Upon Procedures Letter

The scope of our work in preparing this Asset Agreed Upon Procedures Letter was limited solely to those procedures set out above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Letter should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Letter.

We were not engaged to, and did not conduct an audit, the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This Asset Agreed Upon Procedures Letter has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Letter is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this letter in connection with any offering of securities outside the United States.

4.	Use of this Asset Agreed Upon Procedures Letter

This Asset Agreed Upon Procedures Letter is provided solely for the private information and use of the Issuer, the Originator, the Arranger and the Dealers and is not intended to be and should not be used by anyone other than the Issuer, the Originator, the Arranger and the Dealers. This Agreed Upon Procedure letter should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedure letter, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document except under the terms specified in our engagement letter dated 14 April 2016. For the avoidance of doubt, the Arranger and the Dealers are being provided with the Asset Agreed Upon Procedures Letter in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Letter please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours faithfully

Deloitte LLP